EXHIBIT 5

          EMPLOYMENT CONTRACT FOR GENE FARMER


This agreement is made May 27, 1994, at the City of Fort
Lauderdale, County of Broward, State of Florida, between
INTERNATIONAL TRAINING & EDUCATION CORP., employer, and GENE
FARMER, employee,

Employer is engaged in the development of computer software for training and education material and maintains a business in the City of Fort Lauderdale, County of Broward, State of
Florida,

Employee is willing to be employed by employer, and employer is willing to employ employee, on the terms, covenants, and conditions set forth in this agreement,

WHEREAS it is the intent of employer to obtain a full-time employee with integrity and requisite qualifications who has prior working experience with employer, to continue to act in an executive management function with the corporation, and it is the intent of GENE FARMER to fulfill the intent of employer and be compensated for such employment.

In consideration of the mutual covenants and promises of the
parties,  employer  and  employee  covenant  and  agree   as
follows:


SECTION ONE: Employer does hire and employ employee as Executive Vice-President and Vice-Chairman of its entire corporation, and employee does accept and agree to such hiring and employment. In consideration of the invaluable and sustaining contributions during the inception, research and development of the company, GENE FARMER will, in perpetuity, possess the title of co-founder and co-owner of the company and its subsequent holdings. This title is not related to continued employment or any amount of stock holdings retained, Subject to the supervision and pursuant to the orders, advice, and directions of employer, employee shall direct all phases of said corporation, subject only to the final direction of employer, and shall perform such other duties as are customarily performed by one holding such position in other similar businesses or enterprises as that engaged in by employer, and shall also additionally render such other and unrelated services and duties as may be assigned to employee from time to time by employer,



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SECTION  TWO:  Employee  agrees to  perform,  at  all  times faithfully, industriously, and to the best of his ability, experience, and talent, all of the duties that may be required of and from him pursuant to the express and
implicit   terms  of  this  agreement,  to  the   reasonable
satisfaction of employer. Such duties shall be rendered at-employer's Fort Lauderdale place of business and at such other place or places as employer shall in good faith
require   or   as   the  interests,  needs,  business,   and
opportunities of employer shall require or make advisable.


SECTION THREE: The term of this agreement shall be for a period of five (5) years, commencing on May 27, 1994,, and terminating on May 26, 1999, subject, however,, to prior termination as provided below. Should employer cancel this employment contract without cause employee shall receive a lump sum liquidated amount of ONE MILLION ($li,000p,000,00) DOLLARS as severance pay.


SECTION FOUR: Employer shall pay employee and employee agrees to accept from employer, for employee's services under this agreement, compensation at the gross rate of FIFTY-FIVE THOUSAND ($55,,000.00) DOLLARS per year for serving as Vice-Chairman and Executive VicePresident, payable pro rata at the beginning of each month, Employer shall increase employees salary by FIFTY (50%) PERCENT as President and CEO if and/or when the employer's net income doubles during any contractual year, In addition, employer agrees to compensate employee at the net rate of TEN THOUSAND ($10,000.00) DOLIARS per year for serving as Vice-Chairman, payable pro rata at the beginning of each month. Employer further agrees to compensate employee under an "executive bonus plan" at the net rate of THREE THOUSAND ($3,OOO.OO) DOLLARS per month at the beginning of each month for personal living expenses. It is expressly understood that employee's compensation under this agreement may be supplemented by additional stock option plans from employer. In addition, employer agrees that it will reimburse it is expressly understood that employee's compensation under this agreement may be supplemented by additional stock option plans from employer. In addition, employer agrees that it will reimburse employee for any and all necessary, customary, and usual expenses incurred by him on behalf of the employer pursuant to employer's directions.

SECTION  FIVE:    Employer shall provide PPO  family  health
insurance as well as dental insurance to employee with no contribution required from employee.


SECTION SIX: Employer shall provide life insurance in the amount of $1,,000,,000.00 for the benefit of employee, and shall also provide life insurance for employees spouse in the amount of $500,000.00 for the benefit of employee.


SECTION SEVEN: Employer shall provide a company vehicle, Lexus 400 LS, or the financial equivalent at employee's option, to employee and provide all maintenance, insurance, repair and fuel to said vehicle.


SECTION EIGHT: Employer shall provide three (3) weeks annual paid vacation and two (2) weeks annual paid sick leave to employee. In addition to vacation and sick days, the employee shall have the following designated holidays: New Year's Day, Birthday of Martin Luther King, Jr. , Lincoln's Birthday, Washington's Birthday,, Good Friday,, Memorial Day,, July 4th, Labor Day,, Election Day,, Columbus Day? Veterans' Day, Thanksgiving Day and the following Friday, and Christmas Day (Note: Should any of the above dates fall on a Saturday or Sunday,, the following Monday shall be deemed as a holiday). Employee may accumulate unused vacation and sick time and convert same to cash on a 100% salary basis at the end of any contract year,

SECTION NINE: Employer shall compensate employee as a 'Performance Bonus" of SIX (6%) PERCENT override of the gross of all contracts obtained for the benefit of employer. Said performance bonus to be paid in lump sum to employee.

In addition to the above compensation, in consideration of the potential product development resulting from the highly creativeness of employee, should employee produce and/or develop a program or product that is successfully marketed in an existing format (computer) and existing market (Criminal Justice, Medical, Elder Abuse, OSHA, HazMat or Education), employee shall receive as a bonus a five-year stock option for 50,000 shares of Common @ $0.10 per share. Should employee develop a program or product that is successfully marketed in a new format and/or new market area, employee shall receive as a bonus a five-year stock option for 200,000 shares of Common @ $0.10 per share.

SECTION TEN: Employer shall be responsible for all tax liability of employee as a result of compensation received by employee pursuant to this agreement.

SECTION ELEVEN: Notwithstanding anything in this agreement to the contrary, employer has the option to terminate this agreement in the event that during its term employee shall become permanently disabled as the term permanently disabled is defined below. Such option shall be exercised by employer giving notice to employee by registered mail, The giving of such notice this agreement and the term of this agreement come to an end on the last day of the month in which the notice is mailed, with the same force and effect as is that day were originally set forth as the termination date, For the purposes of the agreement, employee shall be deemed to have become permanently disabled if, during any year of the term of this agreement, because of ill health, physical or mental disability, or for other causes beyond his control, he shall have been continuously unable or unwilling or have failed to perform his duties under this contract for 30 consecutive days, or if, during any year of the term of this agreement, - he shall have been unable or unwilling or have failed to perform his duties for a total period of 60 days, either consecutive or not, For the purposes of this agreement, the term "any year of the term of this agreement" is defined to mean any period of 12 calendar months commencing on the first day of May and terminating on the last day of April of the following year during the term of this agreement.


SECTION TWELVE: Employee shall devote all his time, attention, knowledge, and skill solely and exclusively to the business and interest of employer, and employer shall be entitled to all of the benefits, emoluments,, profits,, or other issues arising from or incident to any and all work, services, and advice of employee, and employee expressly agrees that during the term of this agreement he will not be interested, directly or indirectly, in any form, fashion, or manner, as partner, officer, director, stockholder, advisor, employee, or in any other form or capacity,, in any other business similar to employer's business or any allied trade; provide however, that nothing shall be deemed to prevent or limit the right of employee to invest any of his funds in the capital stock or other securities of any corporation whose stock or securities are publicly owned or are regularly traded on any public exchange., nor shall anything be deemed to prevent employee from investing or limit employee's right to invest his funds in real estate.


SECTION THIRTEEN: Employee further specifically agrees that he will not at any time, in any manner, either directly or indirectly, communicate to any person, form, or corporation any information of any kind concerning any matters affecting or relating to the business of employer, including, without limiting the generality of the foregoing, the names of any of its customers,, the prices it obtains or has obtained or at which it sells or has sold its products,, or any other information of, about, or concerning the business of employer, its manner of operation, its plans, processes, or other date of any kind, nature, or description without regard to whether any or all of the foregoing matters would be deemed confidential, material, or important, the parties stipulating- that as between them, the matters are important, material,, and confidential and gravely affect the effective and successful conduct of the business of the employer, and its goodwill,, and that any breach of the terms of this paragraph is a material breach of this agreement,


SECTION FOURTEEN: Anything contained in this agreement to the contrary notwithstanding, it is understood and agreed that employee shall not have the right to make any contracts or commitments for or on behalf of employer without the written consent of employer.


SECTION FIFTEEN: Employee,, recognized as co-founder and co-owner of the company with ' Kirk Girrbach, is granted a one
(1) year first right of refusal to purchase any and all issued shares owned by Kirk Girrbach upon the death of Kirk Girrbach. The price of the shares shall be the official public listed price of said stock at the time of death of Kirk Girrbach. This section is personal in nature and may only be exercised individually by Gene Farmer,


SECTION SIXTEEN: This written agreement contains the sole and entire agreement between the parties and shall supersede any and all other agreements between the parties. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this agreement or any representations inducing its execution and delivery except such representations as are specifically set forth in this writing and the parties acknowledge that they have had the opportunity to have legal counsel of their choice review this agreement prior to entering into the same,


SECTION SEVENTEEN: It is agreed that no waiver or modification of this agreement or of any covenant, condition, or limitation contained in it shall be valid unless it is in writing and duly executed by the party to be charged with it, and that no evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the parties arising out of or affecting this agreement, or the rights or obligations of any party under it, unless such waiver or modification is in writing, duly executed as above. The parties agree that the provisions of this paragraph may not be waived except by a duly executed writing.


SECTION EIGHTEEN: The parties agree that it is their intention and covenant that this agreement and performance under it and all suits relating to it be construed in accordance with and under and pursuant to the laws of the State of Florida, with venue in Broward County,


SECTION  NINETEEN: This agreement shall be  binding  on  and inure  to  the benefit of the respective parties  and  their
executors,       administrators,      heirs,,       personal
representatives,, successors and assigns.


SECTION TWENTY: Severability, Should any portion of this agreement be found to be unenforceable at law, the remaining provisions of this agreement are to remain in full force and effect.


NOTICE REQUIREMENTS SENT TO:

INTERNATIONAL TRAINING & EDUCATION CORP., 100 W. Cypress
Creek Road, Suite 600 Fort Lauderdale, FL 33309

GENE FARMER
5400 8W 6 Place
Margate, FL 33068






















EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and Gene
Farmer  (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Employment Agreement, dated October 3, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [120,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.468, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on October 3, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on October 3, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


      Employee/Director                DigiMedia USA, Inc.

 By                                By.

 Dated:                            Dated:










                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No.  103630                               120,000      Common Stock
Purchase Options

        CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

           This Option Certificate certifies Gene Farmer, or
his                                               registered
assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and Employee. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


Signature   /            Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:

                                    Please insert Social
                                                Security
                                   or Tax Identification
                                                  Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.



          EMPLOYMENT CONTRACT FOR Kirk J. Girrbach


This agreement is made May 27, 1994, at the City of Fort
Lauderdale, County of Broward, State of Florida, between
INTERNATIONAL TRAINING & EDUCATION CORP., employer, and Kirk
J. Girrbach, employee,

Employer is engaged in the development of computer software for training and education material and maintains a business in the City of Fort Lauderdale, County of Broward, State of
Florida,

Employee is willing to be employed by employer, and employer is willing to employ employee, on the terms, covenants, and conditions set forth in this agreement,

WHEREAS it is the intent of employer to obtain a full-time employee with integrity and requisite qualifications who has prior working experience with employer, to continue to act in an executive management function with the corporation, and it is the intent of Kirk J. Girrbach to fulfill the intent of employer and be compensated for such employment.

In consideration of the mutual covenants and promises of the
parties,  employer  and  employee  covenant  and  agree   as
follows:


SECTION ONE: Employer does hire and employ employee as Executive Vice-President and Vice-Chairman of its entire corporation, and employee does accept and agree to such hiring and employment. In consideration of the invaluable and sustaining contributions during the inception, research and development of the company, GENE FARMER will, in perpetuity, possess the title of co-founder and co-owner of the company and its subsequent holdings. This title is not related to continued employment or any amount of stock holdings retained, Subject to the supervision and pursuant to the orders, advice, and directions of employer, employee shall direct all phases of said corporation, subject only to the final direction of employer, and shall perform such other duties as are customarily performed by one holding such position in other similar businesses or enterprises as that engaged in by employer, and shall also additionally render such other and unrelated services and duties as may be assigned to employee from time to time by employer,

SECTION TWO: Employee agrees to perform, at all times faithfully, industriously, and to the best of his ability, experience, and talent, all of the duties that may be required of and from him pursuant to the express and implicit terms of this agreement, to the reasonable satisfaction of employer. Such duties shall be rendered at-employer's Fort Lauderdale place of business and at such other place or places as employer shall in good faith require or as the interests, needs, business, and opportunities of employer shall require or make advisable.


SECTION THREE: The term of this agreement shall be for a period of five (5) years, commencing on May 27, 1994,, and terminating on May 26, 1999, subject, however,, to prior termination as provided below. Should employer cancel this employment contract without cause employee shall receive a lump sum liquidated amount of TWO MILLION ($2,000,000,00) DOLLARS as severance pay.


SECTION FOUR: Employer shall pay employee and employee agrees to accept from employer, for employee's services under this agreement, compensation at the gross rate of FIFTY-FIVE THOUSAND ($85,000.00) DOLLARS per year for serving as Chairman and President, payable pro rata at the beginning of each month, Employer shall increase employees salary by FIFTY (50%) PERCENT as President and CEO if and/or when the employer's net income doubles during any contractual year, In addition, employer agrees to compensate employee at the net rate of TEN THOUSAND ($10,000.00) DOLIARS per year for serving as Chairman, payable pro rata at the beginning of each month. Employer further agrees to compensate employee under an "executive bonus plan" at the net rate of THREE THOUSAND ($5,OOO.OO) DOLLARS per month at the beginning of each month for personal living expenses. It is expressly understood that employee's compensation under this agreement may be supplemented by additional stock option plans from employer. In addition, employer agrees that it will reimburse it is expressly understood that employee's compensation under this agreement may be supplemented by additional stock option plans from employer. In addition, employer agrees that it will reimburse employee for any and all necessary, customary, and usual expenses incurred by him on behalf of the employer pursuant to employer's directions.

SECTION  FIVE:    Employer shall provide PPO  family  health
insurance as well as dental insurance to employee with no contribution required from employee.

SECTION SIX: Employer shall provide life insurance in the amount of $2,000,,000.00 for the benefit of employee, and shall also provide life insurance for employees spouse in the amount of $500,000.00 for the benefit of employee.


SECTION SEVEN: Employer shall provide a company vehicle, Lexus 400 LS, or the financial equivalent at employee's option, to employee and provide all maintenance, insurance, repair and fuel to said vehicle.


SECTION EIGHT: Employer shall provide three (3) weeks annual paid vacation and two (2) weeks annual paid sick leave to employee. In addition to vacation and sick days, the employee shall have the following designated holidays: New Year's Day, Birthday of Martin Luther King, Jr. , Lincoln's Birthday, Washington's Birthday,, Good Friday,, Memorial Day,, July 4th, Labor Day,, Election Day,, Columbus Day? Veterans' Day, Thanksgiving Day and the following Friday, and Christmas Day (Note: Should any of the above dates fall on a Saturday or Sunday,, the following Monday shall be deemed as a holiday). Employee may accumulate unused vacation and sick time and convert same to cash on a 100% salary basis at the end of any contract year,

SECTION NINE: Employer shall compensate employee as a 'Performance Bonus" of SIX (6%) PERCENT override of the gross of all contracts obtained for the benefit of employer. Said performance bonus to be paid in lump sum to employee.

In addition to the above compensation, in consideration of the potential product development resulting from the highly creativeness of employee, should employee produce and/or develop a program or product that is successfully marketed in an existing format (computer) and existing market (Criminal Justice, Medical, Elder Abuse, OSHA, HazMat or Education), employee shall receive as a bonus a five-year stock option for 50,000 shares of Common @ $0.10 per share. Should employee develop a program or product that is successfully marketed in a new format and/or new market area, employee shall receive as a bonus a five-year stock option for 200,000 shares of Common @ $0.10 per share.

SECTION TEN: Employer shall be responsible for all tax liability of employee as a result of compensation received by employee pursuant to this agreement.

SECTION ELEVEN: Notwithstanding anything in this agreement to the contrary, employer has the option to terminate this agreement in the event that during its term employee shall become permanently disabled as the term permanently disabled is defined below. Such option shall be exercised by employer giving notice to employee by registered mail, The giving of such notice this agreement and the term of this agreement come to an end on the last day of the month in which the notice is mailed, with the same force and effect as is that day were originally set forth as the termination date, For the purposes of the agreement, employee shall be deemed to have become permanently disabled if, during any year of the term of this agreement, because of ill health, physical or mental disability, or for other causes beyond his control, he shall have been continuously unable or unwilling or have failed to perform his duties under this contract for 30 consecutive days, or if, during any year of the term of this agreement, - he shall have been unable or unwilling or have failed to perform his duties for a total period of 60 days, either consecutive or not, For the purposes of this agreement, the term "any year of the term of this agreement" is defined to mean any period of 12 calendar months commencing on the first day of May and terminating on the last day of April of the following year during the term of this agreement.


SECTION TWELVE: Employee shall devote all his time, attention, knowledge, and skill solely and exclusively to the business and interest of employer, and employer shall be entitled to all of the benefits, emoluments,, profits,, or other issues arising from or incident to any and all work, services, and advice of employee, and employee expressly agrees that during the term of this agreement he will not be interested, directly or indirectly, in any form, fashion, or manner, as partner, officer, director, stockholder, advisor, employee, or in any other form or capacity,, in any other business similar to employer's business or any allied trade; provide however, that nothing shall be deemed to prevent or limit the right of employee to invest any of his funds in the capital stock or other securities of any corporation whose stock or securities are publicly owned or are regularly traded on any public exchange., nor shall anything be deemed to prevent employee from investing or limit employee's right to invest his funds in real estate.


SECTION THIRTEEN: Employee further specifically agrees that he will not at any time, in any manner, either directly or indirectly, communicate to any person, form, or corporation any information of any kind concerning any matters affecting or relating to the business of employer, including, without limiting the generality of the foregoing, the names of any of its customers,, the prices it obtains or has obtained or at which it sells or has sold its products,, or any other information of, about, or concerning the business of employer, its manner of operation, its plans, processes, or other date of any kind, nature, or description without regard to whether any or all of the foregoing matters would be deemed confidential, material, or important, the parties stipulating- that as between them, the matters are important, material,, and confidential and gravely affect the effective and successful conduct of the business of the employer, and its goodwill,, and that any breach of the terms of this paragraph is a material breach of this agreement,


SECTION FOURTEEN: Anything contained in this agreement to the contrary notwithstanding, it is understood and agreed that employee shall not have the right to make any contracts or commitments for or on behalf of employer without the written consent of employer.


SECTION FIFTEEN: Employee,, recognized as co-founder and co-owner of the company with Gene Farmer, is granted a one (1) year first right of refusal to purchase any and all issued shares owned by Gene Farmer upon the death of Gene Farmer. The price of the shares shall be the official public listed price of said stock at the time of death of Gene Farmer. This section is personal in nature and may only be exercised individually by Kirk Girrbach.


SECTION SIXTEEN: This written agreement contains the sole and entire agreement between the parties and shall supersede any and all other agreements between the parties. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this agreement or any representations inducing its execution and delivery except such representations as are specifically set forth in this writing and the parties acknowledge that they have had the opportunity to have legal counsel of their choice review this agreement prior to entering into the same,


SECTION SEVENTEEN: It is agreed that no waiver or modification of this agreement or of any covenant, condition, or limitation contained in it shall be valid unless it is in writing and duly executed by the party to be charged with it, and that no evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the parties arising out of or affecting this agreement, or the rights or obligations of any party under it, unless such waiver or modification is in writing, duly executed as above. The parties agree that the provisions of this paragraph may not be waived except by a duly executed writing.


SECTION EIGHTEEN: The parties agree that it is their intention and covenant that this agreement and performance under it and all suits relating to it be construed in accordance with and under and pursuant to the laws of the State of Florida, with venue in Broward County,


SECTION  NINETEEN: This agreement shall be  binding  on  and inure  to  the benefit of the respective parties  and  their
executors,       administrators,      heirs,,       personal
representatives,, successors and assigns.


SECTION TWENTY: Severability, Should any portion of this agreement be found to be unenforceable at law, the remaining provisions of this agreement are to remain in full force and effect.


NOTICE REQUIREMENTS SENT TO:

INTERNATIONAL TRAINING & EDUCATION CORP., 100 W. Cypress
Creek Road, Suite 600 Fort Lauderdale, FL 33309

KIRK J. GIRRBACH
2454 NE 13 AVENUE
FORT LAUDEREDALE, FL. 33305






























EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and Kirk J.
Girrbach  (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Employment Agreement, dated October 3, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [180,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.468, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on October 3, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on October 3, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


      Employee/Director                DigiMedia USA, Inc.

 By                                By.


 Dated:                            Dated:









                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No. 103620                        180,000      Common Stock
                                                   Purchase
                                                   Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

            This   Option  Certificate  certifies  Kirk   J.
Girrbach,                       or                       his
registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration
Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and Employee. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


Signature   /            Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:

                                  Please insert Social
                                              Security
                                 or Tax Identification
                                                Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.